UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 10, 2006

AMDL, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27689	33-0413161
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California		92780
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-505-4461

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

Closing of Private Placement
On April 10, 2006 we conducted the closing of a combined private offering ("Offering") under Regulation D and Regulation S for the sale to accredited investors of shares of our common stock ("Shares") and warrants ("Warrants") to purchase a number of shares of our common stock equal to the number of shares sold in the Offering (the "Warrant Shares"). We received $1,812,495 in aggregate gross proceeds from the sale of a total of 5,006,891 Shares in the Offering. An application for approval from the American Stock Exchange ("AMEX") for listing of the Shares sold and the Warrant Shares has been made. Shares were sold at $0.362, representing a discount of 25% from the average of the closing prices for the five consecutive trading days prior to the closing date. The offering of the Shares was previously approved by our stockholders on September 26, 2005 at our last annual meeting.
The exercise price of the Warrant Shares issued in the offering was $0.555. We may receive additional gross proceeds of approximately $2,778,825 from the exercise of the Warrants issued in the Offering, exclusive of any proceeds from the exercise of warrants issued to the placement agent. No assurances can be given that any of the Warrants will be exercised.
In connection with the offer and sale of securities to the purchasers in the Offering, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), Regulation S and Rule 506 promulgated thereunder. We believe that the purchasers are "accredited investors," as such term is defined in Rule 501(a) promulgated under the Securities Act.
S-3 Registration Statement
In connection with the Offering, we agreed to file a registration statement by May 10, 2006 with the Securities and Exchange Commission on Form S-3 covering the secondary offering and resale of the Shares and the Warrant Shares sold in the Offering.
Compensation to Placement Agents
In connection with our Offering, we utilized the services of Galileo Asset Management, S.A., a Swiss corporation for sales to non-U.S. persons, and Securities Network, LLC and Havkit Corporation, NASD member broker-dealers, as our placement agents for sales in the United States. For their services, Galileo, Securities Network and Havkit received commisions an aggregate of $181,249 and warrants to purchase an aggregate of 500,689 shares of our common stock. We have also paid Galileo a three percent (3%) non-accountable expense allowance in connection with the Offering and we have also agreed to pay a six percent (6%) cash commission upon exercise of the Warrants by the purchasers.

Item 7.01 Regulation FD Disclosure.

On April 12, 2006, we issued a press release announcing the Closing of the Offering. A copy of the press release containing such announcement is furnished herewith as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
99.1 Press release, dated April 12, 2006, announcing the Closing of the Offering (furnished pursuant to Item 7.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, Inc.

April 12, 2006	By:	Gary L. Dreher

Name: Gary L. Dreher
Title: CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 12, 2006